                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         Each director and/or officer of Retail Ventures, Inc. (the "Corporation") whose signature appears below hereby appoints John C. Rossler, James A. McGrady and Julia A. Davis as the undersigned's attorney or any of them individually as the undersigned's attorney, to sign, in the undersigned's name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Corporation's Annual Report on Form 10-K (the "Form 10-K") for the fiscal year ended January 31, 2004, and likewise to sign and file with the Commission any and all amendments to the Form 10-K, and the Corporation hereby appoints such persons as its attorneys-in-fact and each of them as its attorney-in-fact with like authority to sign and file the Form 10-K and any amendments thereto granting to each attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or the undersigned's substitute may do by virtue hereof.

         IN WITNESS WHEREOF, we have hereunto set our hands effective as of the 1st day of April, 2004.

/s/ Jay L. Schottenstein                                      Chairman of the Board of Directors
------------------------------------------------
Jay L. Schottenstein

/s/ John C. Rossler                                           President and Chief Executive Officer
------------------------------------------------              (Principal Executive Officer)
John C. Rossler

/s/ James A. McGrady                                          Executive Vice President, Chief Financial Officer, Treasurer
------------------------------------------------              and Secretary (Principal Financial and Accounting Officer)
James A. McGrady

/s/ Henry L. Aaron                                            Director
------------------------------------------------
Henry L. Aaron

/s/ Ari Deshe                                                 Director
------------------------------------------------
Ari Deshe

/s/ Jon P. Diamond                                            Director
------------------------------------------------
Jon P. Diamond

/s/ Elizabeth M. Eveillard                                    Director
------------------------------------------------
Elizabeth M. Eveillard

/s/ Harvey L. Sonnenberg                                      Director
------------------------------------------------
Harvey L. Sonnenberg

/s/ James L. Weisman                                          Director
------------------------------------------------
James L. Weisman